UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

ALPHAVEST ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT DATED SEPTEMBER 12, 2025

TO

PROXY STATEMENT OF

ALPHAVEST ACQUISITION CORP

In connection with its

EXTRAORDINARY GENERAL MEETING

TO BE HELD ON SEPTEMBER 19, 2025

SUPPLEMENT NO. 2, DATED SEPTEMBER 12, 2025

(TO THE DEFINITIVE PROXY STATEMENT OF ALPHAVEST ACQUISITION CORP DATED SEPTEMBER 2, 2025, AS SUPPLEMENTED BY SUPPLEMENT NO. 1, DATED SEPTEMBER 4, 2025)

On September 2, 2025, AlphaVest Acquisition Corp (the “Company” or “AlphaVest”) filed with the Securities and Exchange Commission a definitive proxy statement, as supplemented by Supplement No.1, dated September 4, 2025 (as supplemented, the “Proxy Statement”) for its extraordinary general meeting which will be held on September 19, 2025 at 9:30 a.m., Eastern Time (the “Extraordinary General Meeting”) at the offices of Winston & Strawn LLP located at 800 Capitol Street, Suite 2400, Houston, Texas, United States, and virtually via live webcast at webcast at www.virtualshareholdermeeting.com/ATMV2025SM2.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

This Supplement, supplements, updates and amends the Proxy Statement of the Company filed with the Securities and Exchange Commission on September 3, 2025 with respect to shareholders redemption rights and instructions. The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety.

The third paragraph on page 5 of the letter to the shareholders, is hereby amended and restated in its entirety as follows:

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON SEPTEMBER 17, 2025, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

If you submitted public shares for redemption in connection with the extraordinary general meeting to approve the Business Combination, which was held on September 5, 2025 (the “Business Combination Meeting”) and you want to ensure such public shares are redeemed in the event that either the Merger is consummated or the Extension is implemented, you must (or must direct your bank, broker or other nominee to) instruct our transfer agent to redeem such public shares in connection with the extraordinary general meeting for the Extension no later than the redemption deadline for said extraordinary general meeting. However, there is no assurance that we will hold the extraordinary general meeting and implement the Extension. If we do not hold the extraordinary general meeting for the Extension on September 19, 2025 and implement the Extension, any public shares originally submitted for redemption in connection with the Business Combination Meeting and also instructed to be redeemed in connection with the extraordinary general meeting for the Extension will be automatically subject to redemption in connection with the consummation of the Merger, unless you withdraw such redemption request. However, if you only elect to redeem your public shares in connection with the extraordinary general meeting for the Extension (and you did not previously submit such shares for redemption in connection with the Business Combination Meeting), your public shares will not be redeemed if we do not hold the extraordinary general meeting and implement the Extension, and you will receive shares of the combined public company (the “Pubco Shares”).

If the conditions to the Merger are satisfied or will be satisfied or waived on or before the Termination Date, then we intend to complete the Merger on or before the Termination Date. If we complete the Merger on or before the Termination Date, we expect to cancel the extraordinary general meeting and not implement the Extension. If we do not hold the extraordinary general meeting on September 19, 2025 and implement the Extension, we will not redeem any public shares submitted for redemption solely in connection with the extraordinary general meeting (but will redeem all public shares previously submitted for redemption in connection with the Business Combination Meeting, and not subsequently reversed, upon consummation of the Merger). We intend to hold the extraordinary general meeting and implement the Extension only if we have determined as of the time of the extraordinary general meeting that we may not be able to complete the Merger on or before the Termination Date.

The fourth Q&A on page 11 of the Proxy Statement, is hereby amended and restated in its entirety as follows:

Q.	How do I exercise my redemption rights?

A.	In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, Trust Agreement Amendment and Extension Amendment, AlphaVest shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AlphaVest to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated December 20, 2022, filed in connection with the IPO. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Rights prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AlphaVest redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on September 17, 2025 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension, Trust Agreement Amendment and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of AlphaVest’s transfer agent is listed under the question “Who can help answer my questions?” below. AlphaVest requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to AlphaVest’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and AlphaVest’s transfer agent will need to act to facilitate the request. It is AlphaVest’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because AlphaVest does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with AlphaVest’s consent, until a vote is taken with respect to the Extension, Trust Agreement Amendment and Extension Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

AlphaVest shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is approved and the Extension, Trust Agreement Amendment and Extension Amendment are effected.

If you submitted public shares for redemption in connection with the Business Combination Meeting and you want to ensure such public shares are redeemed in the event that either the Merger is consummated or the Extension is implemented, you must (or must direct your bank, broker or other nominee to) instruct our transfer agent to redeem such public shares in connection with the extraordinary general meeting for the Extension no later than the redemption deadline for said extraordinary general meeting. However, there is no assurance that we will hold the extraordinary general meeting and implement the Extension. If we do not hold the extraordinary general meeting for the Extension on September 19, 2025 and implement the Extension, any public shares originally submitted for redemption in connection with the Business Combination Meeting and also instructed to be redeemed in connection with the extraordinary general meeting for the Extension will be automatically subject to redemption in connection with the consummation of the Merger, unless you withdraw such redemption request. However, if you only elect to redeem your public shares in connection with the extraordinary general meeting for the Extension (and you did not previously submit such shares for redemption in connection with the Business Combination Meeting), your public shares will not be redeemed if we do not hold the extraordinary general meeting and implement the Extension, and you will receive Pubco Shares.

If the conditions to the Merger are satisfied or will be satisfied or waived on or before the Termination Date, then we intend to complete the Merger on or before the Termination Date. If we complete the Merger on or before the Termination Date, we expect to cancel the extraordinary general meeting and not implement the Extension. If we do not hold the extraordinary general meeting on September 19, 2025 and implement the Extension, we will not redeem any public shares submitted for redemption solely in connection with the extraordinary general meeting (but will redeem all public shares previously submitted for redemption in connection with the Business Combination Meeting, and not subsequently reversed, upon consummation of the Merger). We intend to hold the extraordinary general meeting and implement the Extension only if we have determined as of the time of the extraordinary general meeting that we may not be able to complete the Merger on or before the Termination Date.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

The section entitled “Redemption Rights” beginning on page 17 of the Proxy Statement, is hereby amended and restated in its entirety as follows:

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, Trust Agreement Amendment and Extension Amendment, each holder of Public Shares may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to AlphaVest to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated December 20, 2022, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment are approved, AlphaVest may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement and may liquidate on the Termination Date.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension, Trust Agreement Amendment and Extension Amendment are consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Rights prior to exercising your redemption rights with respect to the Public Shares;

(ii) submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that AlphaVest redeem all or a portion of your Public Shares for cash; and

(iii) deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on September 17, 2025 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension, Trust Agreement Amendment and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of AlphaVest’s transfer agent is listed under the question “Who can help answer my questions?” below. AlphaVest requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to AlphaVest’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and AlphaVest’s transfer agent will need to act to facilitate the request. It is AlphaVest’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because AlphaVest does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with AlphaVest’s consent, until a vote is taken with respect to the Extension, Trust Agreement Amendment and Extension Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

AlphaVest shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension, Trust Agreement Amendment and Extension Amendment are effected.

If you submitted public shares for redemption in connection with the Business Combination Meeting and you want to ensure such public shares are redeemed in the event that either the Merger is consummated or the Extension is implemented, you must (or must direct your bank, broker or other nominee to) instruct our transfer agent to redeem such public shares in connection with the extraordinary general meeting for the Extension no later than the redemption deadline for said extraordinary general meeting. However, there is no assurance that we will hold the extraordinary general meeting and implement the Extension. If we do not hold the extraordinary general meeting for the Extension on September 19, 2025 and implement the Extension, any public shares originally submitted for redemption in connection with the Business Combination Meeting and also instructed to be redeemed in connection with the extraordinary general meeting for the Extension will be automatically subject to redemption in connection with the consummation of the Merger, unless you withdraw such redemption request. However, if you only elect to redeem your public shares in connection with the extraordinary general meeting for the Extension (and you did not previously submit such shares for redemption in connection with the Business Combination Meeting), your public shares will not be redeemed if we do not hold the extraordinary general meeting and implement the Extension, and you will receive Pubco Shares.

If the conditions to the Merger are satisfied or will be satisfied or waived on or before the Termination Date, then we intend to complete the Merger on or before the Termination Date. If we complete the Merger on or before the Termination Date, we expect to cancel the extraordinary general meeting and not implement the Extension. If we do not hold the extraordinary general meeting on September 19, 2025 and implement the Extension, we will not redeem any public shares submitted for redemption solely in connection with the extraordinary general meeting (but will redeem all public shares previously submitted for redemption in connection with the Business Combination Meeting, and not subsequently reversed, upon consummation of the Merger). We intend to hold the extraordinary general meeting and implement the Extension only if we have determined as of the time of the extraordinary general meeting that we may not be able to complete the Merger on or before the Termination Date.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $18,876,141.50 as of the Record Date. Prior to their exercising redemption rights, AlphaVest shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of AlphaVest, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Extension, Trust Agreement Amendment and Extension Amendment implemented, and if and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by AlphaVest shareholders, AlphaVest will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of AlphaVest’s rights will expire worthless.

- END OF SUPPLEMENT TO PROXY STATEMENT -